UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3578

Aquila Three Peaks High Income Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/08

Date of reporting period: 6/30/09

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2009
Aquila Three Peaks High Income Fund

A fund designed for investors seeking high current income

Aquila Three Peaks High Income Fund “What a Difference a Year Makes”

February, 2010

Dear Fellow Shareholder:

     2009 was a year of records for the high-yield market - record return, record new issuance, record defaults, and near-record mutual fund inflows.

     The pains of 2008 - a period of pure pessimism with regard to the economy and investing in the capital markets - are seemingly gone and have been replaced by optimism. Not more than 12 months ago, the fear of being in the market was far greater than the fear of being left out.

     As we look back at the events which took place in 2008 and 2009, we are confident that our conservative approach to high-yield and our time-tested research process should continue to direct us to stable investments, while helping us avoid those bearing undue risk. Against this backdrop, we intend to continue to search for credit opportunities within improving capital structures, which, in our view, should offer a very attractive risk/return scenario throughout 2010.

     The underlying force to the positive momentum within high-yield in 2009 was access to capital. We believe market activity in 2010 will continue to be geared toward refinancing and new high-yield issues as companies look to extend nearing debt maturities and enhance liquidity while the opportunity is available. With access-to-capital concerns nearly a thing of the past, we believe the high-yield market will direct more attention to the real fundamental picture of companies and industries with regard to the economic landscape and corporate profitability.

     It remains our goal to provide our shareholders with the maximum total return feasible, while preserving capital. We have continually sought to maintain a well-disciplined approach to this asset class, whereby we place a great deal of importance on downside protection. We follow a large universe of companies, routinely reviewing earnings reports, corporate developments, trading activity and other important data.

     We expect our strategy to remain anchored by a conservative approach to high-yield given the recent market price appreciation, an elevated unemployment rate and a still fairly fragile economy, in our opinion. Importantly, with continually low Treasury yields, we intend to manage the duration of the portfolio very prudently in an effort to limit potential volatility should Treasury rates rise in the future. With the looming potential for a rising interest rate environment, we want to avoid undue duration risk while also striving to avoid undue credit risk, leaving a balanced portfolio highlighted by strong credits. As noted in past commentaries, we continually seek to focus our efforts on companies exhibiting what we believe to be fiscally responsible actions that generate meaningful cash flow, have sufficient tangible assets and have a strong liquidity profile. Additionally, given the recent credit environment and the potential risks associated with refinancing debt if the new issue market were to seize up, we remain cautious with respect to companies with significant near-term debt maturities. We also intend to continue to monitor all aspects of high-yield new deal flow and rely on our new deal prospectus reviews to help us navigate through a potential resurgence of lower quality new issuance. This is just one process, in our opinion, which separates us from our competitors and creates the basis for great research at your Sub-Adviser, Three Peaks Capital Management, LLC.

NOT A PART OF THE ANNUAL REPORT

     We place a high premium on our own research process and the data points we gather from our own analytical methods. Even though we believe it is likely that defaults will decline throughout 2010, we remain guarded against owning potential default candidates as it remains our goal to never own a defaulting company. We intend to continue to gather as many economic and company-specific data points as possible related to the current economic landscape and the outlook for future quarters. We believe that credit selection will remain of the utmost importance throughout 2010 and our approach should continue to be perceived as prudent given lingering uncertainty surrounding policy unwinding, the global economic landscape, and the capital markets. We continue to seek fiscally responsible management teams that are fully committed to de-leveraging the balance sheet. Finally, given the continued geopolitical unrest around the world, we intend to continue to minimize owning credits with extensive operations abroad.

     In summary, we remain committed to a strong research process that not only uncovers new opportunities in the high-yield universe but also includes detailed analysis of every credit we own. We intend to continue to balance the risks of the current economy with the opportunities presented in high-yield to construct what we believe to be a very compelling risk-return profile.

     Thank you for your continued support and investment.

Sincerely,

Sandy Rufenacht Portfolio Manager	Diana P. Herrmann President

NOT A PART OF THE ANNUAL REPORT

Aquila Three Peaks High Income Fund ANNUAL REPORT Management Discussion

For the high-yield market, 2009 will be a year of records - record return, record new issuance, record defaults, and near-record mutual fund inflows. The pains of 2008 are seemingly gone and have been replaced by optimism. Among the catalysts - active policy out of Washington to help stabilize financial markets, a slow decline in the rate of job losses, consumer sentiment improving, housing and auto related sectors showing signs of stabilizing, and manufacturing activity transitioning from contraction to expansion while GDP began to turn positive.

We remain concerned regarding the state of the consumer, which represents nearly 75% of U.S. economic activity. Since the availability of capital is now less of a concern for many companies, we believe the focus for 2010 shifts to corporate earnings and, importantly, to the ability of companies to grow revenues, rather than continue cutting costs, in order to benefit the bottom line. Under a low-growth economic scenario, we remain cautious, as many companies and consumers remain highly levered and need an above-average growth rate to support their balance sheet. Looking back at 2008 and 2009, we are reminded that our conservative approach to high-yield and our time-tested research process continued to direct us to stable investments, while helping us avoid those bearing undue risk. Against this backdrop, we intend to continue to search for credit opportunities within improving capital structures, which should offer an attractive risk/return scenario in 2010.

Performance Overview - Fourth Quarter Ended December 2009
The Aquila Three Peaks High Income Fund Class Y shares posted a 3.53% gain for the fourth quarter of 2009, underperforming the Barclays Capital U.S. Corporate High-Yield Bond Index (the “Barclays Index”) which was up 6.19% for the quarter. Our overweight stance in the higher quality BB and B-rated credits and underweight stance in the CCC and distressed segments impacted relative performance. The CCC segment of the Barclays Index, which accounted for roughly 20% of the market at year-end, posted another strong gain of 8.70%. The flight-to-risk trade prevailed in the fourth quarter with December marking the ninth consecutive month that CCC-rated credits have outperformed. Additionally, the Ca-D segment, which includes defaulted bonds, was up approximately 15% during the fourth quarter. Importantly, Aquila Three Peaks High Income Fund did not own any bonds that defaulted during the quarter.

The Fund continues to have minimal to no weighting relative to the Barclays Index with regard to consumer-driven segments of the market, or segments perceived to be more cyclical in nature, such as chemicals and autos. We remain cautious on consumer-driven industries as the unemployment rate and the personal savings rate have risen to multi-year highs which could put pressure on consumer spending.

MANAGEMENT DISCUSSION (continued)

Performance Overview – Full Year 2009
For the year ended 2009, the Aquila Three Peaks High Income Fund Class Y shares posted a 26.15% return, which underperformed the 58.21% return posted by the Barclays Index. After posting an 8.42% gain during the first quarter, which outperformed the Barclays Index, up 5.98%, the Fund’s relative performance was hindered as a result of record performance from the lower-quality segments seen during the last three quarters of the year. The CCC segment, which made up 20% to 25% of the Barclay’s Index throughout the year, posted a 90.65% gain while the Ca-D segment posted a 136.34% return. The Fund was one of the best ranked funds in Lipper High Current Yield category in 2008 and through Q1 09. While we were exceptionally pleased with the Fund’s relative performance during 2008, which ranked among the best in the asset category, we are equally pleased with the relative and absolute return against the major indexes during 2009, especially considering the Fund’s relatively conservative positioning throughout the year.

High-Yield Review – Fourth Quarter and Full Year 2009
Spreads – The strong rally in the high-yield market had a very favorable impact on the tightening spread trend that has occurred since December 2008. Since peaking at 1,925 basis points in early December 2008, high-yield spreads have tightened 1,268 basis points to finish the year at 657 basis points.

Default Rate – Despite record default volume in 2009, the year closed on a positive note as trends moderated significantly throughout the year and no defaults occurred in December, the only month during the year with no defaults. Default trends moderated significantly due to increased access to, and availability of, capital in the form of new bond offerings and primary and secondary common stock offerings. The positive tone in the high-yield market and increased mutual fund inflows helped companies that either had too much debt relative to current operating levels, or had significant near-term debt maturities, by enabling them to refinance debt or increase liquidity to stave off bankruptcy. As such, we saw a dramatic improvement in the default picture over the last half of the year.

2010 High-Yield Outlook
Underlying the positive momentum of high-yield in 2009 was access to capital. We believe market activity in 2010 will continue to be geared toward refinancing and new high-yield issues as companies continue to take advantage of the strength in the capital markets to refinance nearing maturities, repay debt, strengthen their balance sheets and enhance liquidity.

The high-yield market will continue to focus on all data related to the global economy and the U.S. consumer and financial system. We remain closely attuned to the potential positive and/or negative impact the White House could have on the industries and holdings within the portfolio. Additionally, we remain cautious with regard to companies that have significant near-term debt maturities or large capital expenditures. In addition, we continue to be cautious of the commercial real estate market. We believe the commercial real estate environment has progressively become worse, and a continued rise in the default and delinquency rates could impact financial institution results and asset values in a fashion similar to, although likely less pronounced than, the residential housing market over the last few years.

MANAGEMENT DISCUSSION (continued)

We remain very aware of the powerful policy actions announced by the Federal Reserve, the U.S. Treasury and the White House, and the unprecedented liquidity measures designed to promote lending and economic stabilization. It appears that these measures are working, as seen by the improvement in some economic indicators and the strength in the corporate bond markets from a return and new issuance standpoint. Should economic activity weaken from today’s levels, we could conceivably see a longer-term impact resulting from an overwhelming fiscal deficit which could create significant volatility across all asset classes. However, if signs of economic strength persist, we could see the more aggressive high-yield credits (CCC and distressed) continue to outperform. We recognize that there is concern over the Federal Reserve eventually raising interest rates and continued uncertainty as to how some of the policy actions enacted over the past two years will be decommissioned. We intend to closely monitor the potential impacts these actions may have on high-yield and importantly, all holdings within the portfolio.

Strategy as We Enter 2010
Our strategy will remain anchored by our goal to maintain a conservative approach to high-yield given the recent market price appreciation, an elevated unemployment rate and a still fairly fragile economy. With the looming potential for a rising interest rate environment, we want to avoid undue duration risk while also striving to avoid undue credit risk, leaving a balanced portfolio highlighted by strong credits. We continue to believe there are fundamental challenges across the corporate and economic landscape that must be monitored closely and a concern that the consumer is still struggling or fearful of spending. We intend to monitor policy actions closely as the White House, the Treasury and the Federal Reserve try to wean the economy off of stimulus while combating an elevated fiscal deficit and potential federal budgetary issues. We believe that credit selection will remain of the utmost importance throughout 2010 and that a prudent approach is desirable given lingering uncertainty regarding Federal policy, the global economic landscape, and the capital markets.

Investment Philosophy
It remains our goal to provide our shareholders with the maximum total return feasible, while preserving capital. Over a long period of time, we believe we have maintained a well-disciplined approach to this asset class, whereby we place a great deal of importance on downside protection.

Thank you for your continued support and investment.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Aquila Three Peaks High Income Fund for the period June 1, 2006 (inception) through December 31, 2009 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly known as the Lehman Brothers U.S. Corporate High-Yield Bond Index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital U.S. Corporate High-Yield Bond Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2009
		Since
Class and Inception Date	1 Year	Inception
Class A (commenced operations on 6/01/06)
With Maximum Sales Charge	20.90%	2.75%
Without Sales Charge	25.92%	3.94%
Class C (commenced operations on 6/08/06)
With CDSC	23.85%	3.12%
Without CDSC	24.91%	3.12%
Class I (commenced operations on 6/29/06)
No Sales Charge	25.96%	4.22%
Class Y (commenced operations on 6/08/06)
No Sales Charge	26.15%	4.13%
Barclays Capital U.S.
Corporate High-Yield Bond Index	58.21%	7.27%	(Class A & Y)
		7.29%	(Class C)
		7.77%	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Classes I and Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Aquila Three Peaks High Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Three Peaks High Income Fund as of December 31, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 1, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2010

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Principal
Amount	Security Description	Value

	Corporate Bonds (94.2%)
	Advertising Agencies (1.0%)
	Interpublic Group of Companies, Inc.
$2,750,000	6.250%, 11/15/14	$2,640,000
	Apparel Manufacturers (2.9%)
	Levi Strauss & Co.
3,150,000	9.750%, 01/15/15	3,307,500
	Phillips -Van Heusen Corp.
2,100,000	8.125%, 05/01/13	2,142,000
	Warnaco, Inc.
2,200,000	8.875%, 06/15/13	2,257,750
		7,707,250
	Beverage - Wine/Spirits (2.0%)
	Constellation Brands, Inc.
5,000,000	8.375%, 12/15/14	5,325,000
	Broadcast Service/Programming (2.3%)
	Liberty Media Corp.
6,500,000	5.700%, 05/15/13	6,191,250
	Cable/Satellite TV (5.0%)
	EchoStar DBS Corp.
11,000,000	6.625%, 10/01/14	11,096,250
	Mediacom Broadband LLC
2,250,000	8.500%, 10/15/15	2,272,500
		13,368,750
	Casino Hotels (1.4%)
	Ameristar Casinos, Inc.
2,585,000	9.250%, 06/01/14 144A	2,681,938
	Wynn Las Vegas Corp.
1,250,000	6.625%, 12/01/14	1,207,812
		3,889,750
	Cellular Telecommunications (0.8%)
	iPCS, Inc.
2,250,000	2.406%, 05/01/13 (Floating Rate Note)	2,103,750

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2009

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Chemicals - Specialty (0.6%)
	Nalco Co.
$1,500,000	8.875%, 11/15/13	$1,545,000
	Coal (0.8%)
	Arch Western Finance, LLC
2,250,000	6.750%, 07/01/13	2,233,125
	Commercial Services (3.4%)
	Iron Mountain, Inc.
9,250,000	7.750%, 01/15/15	9,296,250
	Computer Services (1.6%)
	SunGard Data Systems, Inc.
4,250,000	9.125%, 08/15/13	4,356,250
	Containers - Metal/Glass (3.0%)
	Crown Americas Capital Corp.
2,982,000	7.625%, 11/15/13	3,078,915
	Owens-Brockway Glass Container, Inc.
5,000,000	8.250%, 05/15/13	5,137,500
		8,216,415
	Containers - Paper/Plastic (3.4%)
	Graham Packaging Co.
4,500,000	9.875%, 10/15/14	4,590,000
	Graphic Packaging International, Inc.
4,500,000	9.500%, 08/15/13	4,646,250
		9,236,250
	Cruise Lines (0.6%)
	Royal Caribbean Cruises Ltd.
1,750,000	6.875%, 12/01/13	1,719,375
	Diagnostic Kits (1.5%)
	Inverness Medical Innovations, Inc.
4,000,000	9.000%, 05/15/16	4,100,000
	Dialysis Centers (2.3%)
	DaVita, Inc.
6,250,000	6.625%, 03/15/13	6,265,625

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2009

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Diverse Operations/Commercial Services (1.0%)
	Aramark Corp.
$2,500,000	8.500%, 02/01/15	$2,575,000
	Diversified Operations (1.5%)
	Kansas City Southern Railway Co.
4,000,000	8.000%, 06/01/15	4,145,000
	Electronic Components - Semicon (1.5%)
	Amkor Technology, Inc.
3,750,000	9.250%, 06/01/16	3,984,375
	Food - Miscellaneous/Diversified (2.6%)
	Chiquita Brands International, Inc.
6,250,000	7.500%, 11/01/14	6,187,500
750,000	8.875%, 12/01/15	765,000
		6,952,500
	Food - Retail (1.6%)
	Ingles Markets, Inc.
1,500,000	8.875%, 05/15/17	1,560,000
	Stater Brothers Holdings, Inc.
2,750,000	8.125%, 06/15/12	2,777,500
		4,337,500
	Funeral Service & Related Items (2.5%)
	Service Corp. International
6,750,000	7.375%, 10/01/14	6,783,750
	Gambling - Non-Hotel (0.3%)
	Isle of Capri Casinos, Inc.
1,000,000	7.000%, 03/01/14	890,000
	Hotels & Motels (2.5%)
	Gaylord Entertainment Co.
3,000,000	6.750%, 11/15/14	2,790,000
	ITT Corp.
2,500,000	7.375%, 11/15/15	2,584,375
	Wyndham Worldwide Corp.
1,500,000	6.000%, 12/01/16	1,397,391
		6,771,766

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2009

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Medical - Hospitals (8.5%)
	Community Health Systems, Inc.
$6,500,000	8.875%, 07/15/15	$6,727,500
	HCA, Inc.
13,250,000	6.750%, 07/15/13	13,051,250
	IASIS Healthcare LLC
3,250,000	8.750%, 06/15/14	3,290,625
		23,069,375
	Medical Products (1.1%)
	Biomet, Inc.
1,500,000	10.000%, 10/15/17	1,629,375
	Hanger Orthopedic Group, Inc.
1,250,000	10.250%, 06/01/14	1,325,000
		2,954,375
	MRI/Medical Diagnostic Imaging (0.6%)
	Alliance Healthcare Services, Inc.
1,750,000	8.000%, 12/01/16 144A	1,706,250
	Oil Company - Exploration & Production (7.4%)
	Berry Petroleum Co.
2,025,000	10.250%, 06/01/14	2,202,188
	Chesapeake Energy Corp.
2,500,000	9.500%, 02/15/15	2,743,750
	Denbury Resources, Inc.
4,000,000	9.750%, 03/01/16	4,270,000
	McMoRan Exploration Co.
4,500,000	11.875%, 11/15/14	4,612,500
	Penn Virginia Corp.
1,250,000	10.375%, 06/15/16	1,362,500
	Petrohawk Energy Corp.
4,500,000	9.125%, 07/15/13	4,702,500
		19,893,438
	Paper & Related Products (1.5%)
	Georgia Pacific Corp
3,750,000	7.700%, 06/15/15	3,937,500

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2009

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Physical Therapy/Rehab Centers (0.5%)
	Psychiatric Solutions, Inc.
$1,500,000	7.750%, 07/15/15	$1,451,250
	Pipelines (1.5%)
	El Paso Corp.
3,750,000	8.250%, 02/15/16	4,003,125
	Private Corrections (0.8%)
	Corrections Corporation of America
2,000,000	6.250%, 03/15/13	2,010,000
	Publishing - Periodicals (1.7%)
	Nielsen Finance LLC
4,500,000	10.000%, 08/01/14	4,691,250
	Rental - Auto/Equipment (0.5%)
	United Rentals, Inc.
1,500,000	7.750%, 11/15/13	1,410,000
	Retail - Apparel/Shoe (1.5%)
	Hanesbrand, Inc.
4,000,000	8.000%, 12/15/16	4,075,000
	Satellite Telecommunications (0.5%)
	GeoEye, Inc.
1,350,000	9.625%, 10/01/15 144A	1,388,812
	Special Purpose Entity (0.7%)
	Global Cash Access, Inc.
725,000	8.750%, 03/15/12	722,281
	Universal City Development Partners, Ltd.
1,205,000	8.875%, 11/15/15 144A	1,179,394
		1,901,675
	Telecom Services (3.3%)
	Time Warner Telecomm Holdings, Inc.
8,500,000	9.250%, 02/15/14	8,765,625
	Telephone - Integrated (14.8%)
	Cincinnati Bell, Inc.
7,000,000	8.375%, 01/15/14	7,122,500

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2009

Principal
Amount	Security Description		Value

	Corporate Bonds (continued)
	Telephone - Integrated (continued)
	Cincinnati Bell, Inc. (continued)
$2,000,000	7.000%, 02/15/15		$1,975,000
	Citizens Communications Co.
3,000,000	6.625%, 03/15/15		2,917,500
	Qwest Communications International, Inc.
11,000,000	7.500%, 02/15/14		11,041,250
	Sprint Nextel Corp.
12,250,000	6.000%, 12/01/16		11,178,125
	Windstream Corp.
5,500,000	8.125%, 08/01/13		5,706,250
			39,940,625
	Theaters (1.6%)
	AMC Entertainment, Inc.
4,500,000	8.000%, 03/01/14		4,297,500
	Tobacco (0.4%)
	Alliance One International, Inc.
1,000,000	10.000%, 07/15/16 144A		1,050,000
	Wireless Equipment (1.2%)
	Crown Castle International Corp.
3,000,000	9.000%, 01/15/15		3,195,000
	Total Corporate Bonds		254,374,731
	Bank Loan (0.5%)
	Entertainment (0.5%)
	Zuffa, LLC
1,396,500	7.500%, 06/18/15 (Floating Rate Term Loan)		1,382,535
	Total Investments (cost $246,259,884 - note 4)	94.7%	255,757,266
	Other assets less liabilities	5.3	14,365,437
	Net Assets	100.0%	$270,122,703

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2009

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Investments	Distribution (unaudited)	Investments
Advertising Agencies	1.0%	Funeral Service & Related Items	2.7%
Apparel Manufacturers	3.0	Gambling - Non-Hotel	0.4
Beverage - Wine/Spirits	2.1	Hotels & Motels	2.6
Broadcast Service/Programming	2.4	Medical - Hospitals	9.0
Cable/Satellite TV	5.2	Medical Products	1.2
Casino Hotels	1.5	MRI/Medical Diagnostic Imaging	0.7
Cellular Telecommunications	0.8	Oil Company - Exploration
Chemicals - Specialty	0.6	& Production	7.8
Coal	0.9	Paper & Related Products	1.5
Commercial Services	3.6	Physical Therapy/Rehab Centers	0.6
Computer Services	1.7	Pipelines	1.6
Containers - Metal/Glass	3.2	Private Corrections	0.8
Containers - Paper/Plastic	3.6	Publishing - Periodicals	1.8
Cruise Lines	0.7	Rental - Auto/Equipment	0.6
Diagnostic Kits	1.6	Retail - Apparel/Shoe	1.6
Dialysis Centers	2.5	Satellite Telecommunications	0.5
Diverse Operations/Commercial		Special Purpose Entity	0.7
Services	1.0	Telecom Services	3.4
Diversified Operations	1.6	Telephone - Integrated	15.6
Electronic Components - Semicon	1.6	Theaters	1.7
Entertainment	0.5	Tobacco	0.4
Food - Miscellaneous/Diversified	2.7	Wireless Equipment	1.3
Food - Retail	1.7		100.0%

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS
Investments at value (cost $246,259,884)	$255,757,266
Cash	8,843,639
Interest receivable	5,383,528
Receivable for Fund shares sold	1,139,834
Other assets	7,400
Total assets	271,131,667
LIABILITIES
Dividends payable	430,768
Payable for Fund shares redeemed	406,530
Management fees payable	106,796
Accrued expenses and other liabilities	64,870
Total liabilities	1,008,964
NET ASSETS	$270,122,703
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$300,018
Additional paid-in capital	258,025,863
Net unrealized appreciation on investments (note 4)	9,497,382
Accumulated net realized gain on investments	2,299,440
	$270,122,703
CLASS A
Net Assets	$43,570,278
Capital shares outstanding	4,840,489
Net asset value and redemption price per share	$9.00
Maximum offering price per share (100/96 of $9.00 adjusted to nearest cent)	$9.38
CLASS C
Net Assets	$25,739,901
Capital shares outstanding	2,859,531
Net asset value and offering price per share	$9.00
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$9.00	*
CLASS I
Net Assets	$76,150,230
Capital shares outstanding	8,454,740
Net asset value, offering and redemption price per share	$9.01
CLASS Y
Net Assets	$124,662,294
Capital shares outstanding	13,847,083
Net asset value, offering and redemption price per share	$9.00

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

Investment Income:

Interest income		$15,141,522

Expenses:

Management fees (note 3)	$1,168,177
Distribution and service fees (note 3)	288,906
Transfer and shareholder servicing agent fees (note 3)	244,954
Trustees’ fees and expenses	105,925
Legal fees (note 3)	51,865
Registration fees and dues	48,046
Fund accounting fees	40,333
Shareholders’ reports	36,353
Auditing and tax fees	18,001
Custodian fees (note 7)	9,651
Insurance	5,046
Chief compliance officer (note 3)	4,262
Miscellaneous	29,567
Total expenses	2,051,086

Management fee waived (note 3)	(305,154)
Expenses paid indirectly (note 7)	(6,324)
Net expenses		1,739,608
Net investment income		13,401,914

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	4,489,918
Change in unrealized depreciation on investments	18,156,825

Net realized and unrealized gain (loss) on investments		22,646,743
Net change in net assets resulting from operations		$36,048,657

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$13,401,914	$3,137,550
Net realized gain (loss) from securities transactions	4,489,918	(2,075,356)
Change in unrealized appreciation (depreciation) on investments	18,156,825	(8,127,881)
Change in net assets resulting from operations	36,048,657	(7,065,687)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,363,000)	(1,006,897)

Class C Shares:
Net investment income	(1,117,440)	(314,739)

Class I Shares:
Net investment income	(3,579,469)	(698,035)

Class Y Shares:
Net investment income	(6,342,733)	(1,120,124)
Change in net assets from distributions	(13,402,642)	(3,139,795)
CAPITAL SHARE TRANSACTIONS (note 5):
Proceeds from shares sold	193,917,545	66,260,293
Short-term trading redemption fees	15,666	14,772
Reinvested dividends and distributions	10,377,980	2,453,356
Cost of shares redeemed	(35,585,443)	(10,075,672)
Change in net assets from capital share transactions	168,725,748	58,652,749
Change in net assets	191,371,763	48,447,267
NET ASSETS:
Beginning of period	78,750,940	30,303,673
End of period	$270,122,703	$78,750,940

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. Organization

     Aquila Three Peaks High Income Fund (the “Fund”) is an open-end investment company, which is organized as a Massachusetts business trust. The Fund is a diversified portfolio and on June 1, 2006 began its current investment operations to obtain high current income with capital appreciation as a secondary objective when consistent with its primary objective. The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y Shares. Class A Shares are sold with a front-payment sales charge and bear a distribution fee. Class C Shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail investors. The Class Y Shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y Shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. Class I Shares are sold at net asset value without any sales charge, or contingent deferred sales charge. Class I Shares carry a distribution fee and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the bid price. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2009

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments (details of which can be found in the schedule of investments) used to value the Fund’s net assets as of December 31, 2009:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs –
Corporate Obligations	254,374,731
Bank loan	1,382,535
Level 3 – Significant Unobservable Inputs	—
Total	$255,757,266

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date of these financial statements.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: The Fund intends to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2006-2009) and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2009

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2009, a reclassification was made to increase undistributed net income by $728 and decrease accumulated net realized gain by $728. These reclassifications have no effect on net assets or net asset value per share.

i)
Accounting pronouncement: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s average net assets.

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.45% on the first $100 million of average net assets, 0.40% on the next $150 million of average net assets and 0.35% on average assets above $250 million.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2009

     For the year ended December 31, 2009, the Fund incurred management fees of $1,168,177, of which $305,154 were waived. The Manager contractually undertook to waive fees and/or reimburse Fund expenses during the period January 1, 2009 through December 31, 2009 so that total Fund expenses will not exceed 1.00% for Class A Shares, 1.80% for Class C Shares, 1.08% for Class I Shares and 0.80% for Class Y Shares. The Manager has indicated that it intends to continue waiving fees and subsidizing expenses as necessary in order that the Fund remains competitive. Accordingly, for the 2010 calendar year, the Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 1.15% for Class A Shares, 1.95% for Class C Shares, 1.22% for Class I Shares, and 0.95% for Class Y Shares. For a period of three years, subsequent to the end of each of the Fund’s fiscal years, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations. As of December 31, 2009, the Manager may recover waived and/or reimbursed expenses in the amount of $863,286 of which $321,412 expires on December 31, 2010, $236,720 which expires on December 31, 2011 and $305,154 which expires on December 31, 2012 so long as any current contractual limitations are not exceeded. At December 31, 2009, the $298,908 recoverable for the period ended December 31, 2006 expired inasmuch as the amount was in excess of contractual limitations.

     Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended December 31, 2009, distribution fees on Class A Shares amounted to $63,458, of which the Distributor retained $4,601.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2009

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s net assets represented by Class C Shares and for the year ended December 31, 2009, amounted to $127,228. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s net assets represented by Class C Shares and for the year ended December 31, 2009, amounted to $42,410. The total of these payments made with respect to Class C Shares amounted to $169,638, of which the Distributor retained $26,542.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2009, these payments were made at the average annual rate of 0.25% (0.10% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $127,349 of which $55,810 related to the Plan and $71,539 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through intermediaries. For the year ended December 31, 2009, total commissions on sales of Class A Shares amounted to $621,398 of which the Distributor received $118,585.

c) Other Related Party Transactions

     For the year ended December 31, 2009, the Fund incurred $51,855 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund’s ongoing operations. The Secretary of the Fund is a shareholder of that firm.

4. Purchases and Sales of Securities

     During the year ended December 31, 2009, purchases of securities and proceeds from the sales of securities aggregated $408,780,589 and $245,243,414, respectively.

     At December 31, 2009, the aggregate tax cost for all securities was $246,259,884. At December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,730,545 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $233,163 for a net unrealized appreciation of $9,497,382.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2009

5. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2009			December 31, 2008
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	3,693,832	$31,395,957		1,177,046	$10,276,007
Reinvested dividends	165,418	1,426,286		65,888	578,363
Cost of shares redeemed	(1,086,773)	(9,349,118)		(363,088)	(3,139,293)
Net change	2,772,477	23,473,125		879,846	7,715,077

Class C Shares:
Proceeds from shares sold	2,112,246	17,927,833		559,855	4,873,149
Reinvested dividends	53,899	465,543		21,710	190,142
Cost of shares redeemed	(164,710)	(1,414,583)		(88,485)	(765,328)
Net change	2,001,435	16,978,793		493,080	4,297,963

Class I Shares:
Proceeds from shares sold	5,616,858	48,813,606		3,995,042	31,972,747
Reinvested dividends	405,656	3,502,526		86,557	696,177
Cost of shares redeemed	(1,598,053)	(13,637,774	)(a)	(415,570)	(3,322,965	)(a)
Net change	4,424,461	38,678,358		3,666,029	29,345,959

Class Y Shares:
Proceeds from shares sold	11,318,972	95,780,149		2,289,161	19,138,390
Reinvested dividends	576,050	4,983,625		114,276	988,674
Cost of shares redeemed	(1,299,539)	(11,168,302	)(b)	(314,909)	(2,833,314)
Net change	10,595,483	89,595,472		2,088,528	17,293,750
Total transactions in Fund
shares	19,793,856	$168,725,748		7,127,483	$58,652,749

(a)   Net of short-term trading redemption fees of $4,223 and $14,772, for 2009 and 2008, respectively. (See note 5b)
(b)   Net of short-term trading redemption fees of $11,443 for 2009.

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 1.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability. For the year ended December 31, 2009, fees collected did not have a material effect on the financial highlights.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2009

6. Portfolio Orientation

     The Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds.” High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

7. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2009

The tax character of distributions:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Ordinary income	$13,402,642	$3,139,795
Long term capital gains	–	–
	$13,402,642	$3,139,795

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$2,299,440
Unrealized appreciation	9,497,382
$11,796,822

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A					Class C
				Period					Period
	Year Ended December 31,			Ended		Year Ended December 31,			Ended
	2009	2008	2007	12/31/06(1)		2009	2008	2007	12/31/06(2)
Net asset value, beginning of period	$7.71	$9.84	$10.10	$10.00		$7.71	$9.84	$10.10	$10.00
Income (loss) from investment operations:
Net investment income	0.64 ††	0.65 ††	0.63 ††	0.30	†	0.57 ††	0.57 ††	0.55 ††	0.26	†
Net gain (loss) on securities (both realized and unrealized)	1.30	(2.13)	(0.24)	0.11		1.30	(2.12)	(0.24)	0.10
Total from investment operations	1.94	(1.48)	0.39	0.41		1.87	(1.55)	0.31	0.36
Less distributions:
Dividends from net investment income	(0.65)	(0.65)	(0.63)	(0.30)		(0.58)	(0.58)	(0.55)	(0.25)
Distributions from capital gains	–	–	(0.02)	(0.01)		–	–	(0.02)	(0.01)
Total distributions	(0.65)	(0.65)	(0.65)	(0.31)		(0.58)	(0.58)	(0.57)	(0.26)
Net asset value, end of period	$9.00	$7.71	$9.84	$10.10		$9.00	$7.71	$9.84	$10.10
Total return (not reflecting sales charge)	25.92%	(15.72)%	3.95%	4.11	%*	24.91%	(16.41)%	3.11%	3.63	%*
Ratios/supplemental data
Net assets, end of period (in thousands)	$43,570	$15,952	$11,688	$5,003		$25,740	$6,620	$3,591	$1,067
Ratio of expenses to average net assets	1.00%	1.16%	1.15%	1.53	%**	1.80%	1.96%	1.95%	2.04	%**
Ratio of net investment income to average net assets	7.43%	7.05%	6.15%	4.90	%**	6.56%	6.28%	5.35%	4.84	%**
Portfolio turnover rate	154.98%	65.53%	157.39%	100.40	%*	154.98%	65.53%	157.39%	100.40	%*
The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):
Ratio of expenses to average net assets	1.17%	1.62%	2.54%	10.77	%**	1.96%	2.39%	3.31%	5.83	%**
Ratio of net investment income (loss) to average net assets	7.26%	6.59%	4.76%	(4.34	%)**	6.40%	5.84%	3.99%	1.05	%**
The expense ratios after giving effect to waiver of fees, expense reimbursement and expense offset for uninvested cash balances were (note 3):
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00	%**	1.80%	1.80%	1.80%	1.80	%**
___________________
(1)	Commenced operations on 6/01/06.
(2)	Commenced operations on 6/08/06.
†	Per share amounts have been calculated using the monthly average shares method.
††	Per share amounts have been calculated using the daily average shares method.
*	Not annualized.
**	Annualized.

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I					Class Y
				Period					Period
	Year Ended December 31,			Ended		Year Ended December 31,			Ended
	2009	2009	2007	12/31/06(1)		2009	2008	2007	12/31/06(2)
Net asset value, beginning of period	$7.72	$9.84	$10.10	$9.96		$7.71	$9.84	$10.10	$10.00
Income (loss) from investment operations:
Net investment income	0.64 ††	0.67 ††	0.64 ††	0.29	†	0.66 ††	0.67 ††	0.65 ††	0.32	†
Net gain (loss) on securities (both realized and unrealized)	1.31	(2.14)	(0.24)	0.15		1.30	(2.13)	(0.24)	0.10
Total from investment operations	1.95	(1.47)	0.40	0.44		1.96	(1.46)	0.41	0.42
Less distributions:
Dividends from net investment income	(0.66)	(0.65)	(0.64)	(0.29)		(0.67)	(0.67)	(0.65)	(0.31)
Distributions from capital gains	–	–	(0.02)	(0.01)		–	–	(0.02)	(0.01)
Total distributions	(0.66)	(0.65)	(0.66)	(0.30)		(0.67)	(0.67)	(0.67)	(0.32)
Net asset value, end of period	$9.01	$7.72	$9.84	$10.10		$9.00	$7.71	$9.84	$10.10
Total return (not reflecting sales charge)	25.96%	(15.58)%	4.03%	4.50	%*	26.15%	(15.56)%	4.16%	4.22	%*
Ratios/supplemental data
Net assets, end of period (in thousands)	$76,150	$31,098	$3,583	$2,735		$124,662	$25,081	$11,441	$1,834
Ratio of expenses to average net assets	0.95%	1.07%	1.10%	1.32	%**	0.80%	0.96%	0.95%	1.07	%**
Ratio of net investment income to average net assets	7.48%	8.03%	6.24%	5.34	%**	7.58%	7.39%	6.40%	5.95	%**
Portfolio turnover rate	154.98%	65.53%	157.39%	100.40	%*	154.98%	65.53%	157.39%	100.40	%*
The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):
Ratio of expenses to average net assets	1.11%	1.34%	2.70%	7.81	%**	0.97%	1.38%	2.26%	5.38	%**
Ratio of net investment income (loss) to average net assets	7.32%	7.76%	4.63%	(1.15	%)**	7.42%	6.96%	5.08%	1.65	%**
The expense ratios after giving effect to waiver of fees, expense reimbursement and expense offset for uninvested cash balances were (note 3):
Ratio of expenses to average net assets	0.94%	0.93%	0.93%	0.94	%**	0.80%	0.80%	0.80%	0.80	%**
___________________
(1)	Commenced operations on 6/29/06.
(2)	Commenced operations on 6/08/06.
†	Per share amounts have been calculated using the monthly average shares method.
††	Per share amounts have been calculated using the daily average shares method.
*	Not annualized.
**	Annualized.

See accompanying notes to financial statements.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The tables below are based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended December 31, 2009

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	10.24%	$1,000.00	$1,102.40	$5.30
Class C	9.67%	$1,000.00	$1,096.70	$9.51
Class I	10.27%	$1,000.00	$1,102.70	$4.98
Class Y	10.23%	$1,000.00	$1,102.30	$4.24

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.00%, 1.80%, 0.94% and 0.80% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of the applicable sales charges or contingent deferred sales charges (“CDSC”) with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2009

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,020.16	$5.09
Class C	5.00%	$1,000.00	$1,016.13	$9.15
Class I	5.00%	$1,000.00	$1,020.47	$4.79
Class Y	5.00%	$1,000.00	$1,021.17	$4.08

(1)
Expenses are equal to the annualized expense ratio of 1.00%, 1.80%, 0.94% and 0.80% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calender quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holding schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     The Fund does not generally invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2009 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code and no current action on the part of shareholders is required.

     For the calendar year ended December 31, 2009, 100.00% of the dividends paid by Aquila Three Peaks High Income Fund during calendar year 2009 are taxable as ordinary dividend income.

     In accordance with current IRS requirements, prior to February 15, 2010, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2009 calendar year.

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Renewal until September 30, 2010 of the Advisory and Administration Agreement (the “Advisory Agreement”) between the Fund and Aquila Investment Management LLC (the “Manager”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Manager and Three Peaks Capital Management, LLC (the “Sub-Adviser”) was approved by the Board of Trustees and the independent Trustees in September, 2009. At a meeting called and held for that purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

•	Copies of the agreements to be renewed;

•	A term sheet describing the material terms of the agreements;

•	The Annual Report of the Fund for the year ended December 31, 2008 and Semi-Annual Report for the six months ended June 30, 2009;

•
A report, prepared by the Manager and provided to the Trustees for the Trustees review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital shares together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager and the Sub-Adviser; and

•	Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

     The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees reviewed materials relevant to, and considered, the factors set forth below, and as to each agreement reached the conclusions described.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Manager has provided all administrative services to the Fund. The Board considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s shareholder servicing agent and custodian.

     The Manager has arranged for the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees noted the extensive experience of the Sub-Adviser’s Chief Investment Officer and portfolio manager, Mr. Sandy Rufenacht, and his investment management team. Since inception of the Fund, the Trustees have received detailed presentations by Mr. Rufenacht covering the Sub-Adviser’s research and investment process. Mr. Rufenacht has also been available and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund’s portfolio, with which to assess the Fund as an investment vehicle in light of prevailing interest rates and economic conditions.

     The Board considered that the Manager and the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with high current income as well as capital appreciation.

     The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Advisory Agreement and the Sub-Advisory Agreement.

The investment performance of the Fund, the Manager and the Sub-Adviser.

     The Board reviewed each aspect of the Fund’s performance and compared its performance with that of its peer group and benchmark index. It was noted that the materials provided by the Manager indicated that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

     The Board concluded that the performance of the Fund was excellent in light of market conditions and its emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The information provided in connection with renewal contained expense data for the Fund and a peer group which was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager and the Sub-Adviser of their services to the Fund during the first 36 months of operations.

     The Board noted that a significant portion of the management fee had been waived by both the Manager and Sub-Adviser. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2009 through December 31, 2009 so that the total Fund expenses would not exceed 1.00% for Class A Shares, 1.80% for Class C Shares, 1.08% for Class I Shares and 0.80% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive.

     The Board compared the expense and fee data with respect to the Fund to similar data about a peer group of funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees to be paid were similar to and were reasonable in light of the fact that the Fund was in the initial start-up phase of operation and the asset base had not yet reached critical mass.

     The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

     The Board further concluded that the lack of profitability to the Manager and Sub-Adviser was consistent with approval of the fees to be paid under the Advisory Agreement and Sub-Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

The extent to which economies of scale would be realized as the Fund grows.

     Trustees noted that both the Manager and Sub-Adviser were currently waiving a portion of their respective fees and that the Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive. Evaluation of this factor indicated to the Board that the Advisory Agreement and Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Board observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

Additional Information (unaudited)

Trustees(1)
and Officers

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Fund and	Principal	Complex	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Interested Trustee(4)

Diana P. Herrmann New York, NY (02/25/58)	Chair of the Board of Trustees and President since 2006
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager of the Manager since 2003, and Chief Operating Officer of the Manager, 2003-2008; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods, since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company (2006-2009)

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Trust and	Principal	Complex	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Non-interested Trustees

John M. Burlingame Wilmette, IL (04/23/55)	Trustee since 2006	Global Head – Residential Development, Hyatt Corporation, since 2009, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	1	American Resort Development Association

Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Lead Independent Trustee since 2006
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Trustee, Premier VIT, 2000-2009; Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Naval Reserve Association, Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.
			9	None

			Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Trust and	Principal	Complex	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Glenn P. O’Flaherty Denver, CO (08/03/58)	Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President –Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	6	None

Russell K. Okata Honolulu, HI (03/22/44)	Trustee since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; director of various civic and charitable organizations.	5	Trustee, Pacific Capital Funds®, which includes 12 bond and stock funds.

John J. Partridge Providence, RI (05/05/40)	Trustee since 2006	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Trust and	Principal	Complex	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Other Individuals Chairman Emeritus(7)

Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2006
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.
			N/A	N/A

Officers

Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2006
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Executive Vice President and Chief Operating Officer of the Manager and the Manager’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.
			N/A	N/A

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Trust and	Principal	Complex	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Maryann Bruce Cornelius, NC (04/01/60)	Senior Vice President since 2009
President, Aquila Distributors, Inc., since 2008; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds since 2009; Executive Managing Director, Evergreen Investments, 2004-2007, President, Evergreen Investment Services, Inc., 1999-2007; President and CEO, Allstate Financial Distributors, Inc., 1998-1999; Senior Vice President and Director Financial Institution Division, OppenheimerFunds, Inc., 1990-1998, Regional Vice President, 1987-1990; Vice President and Mutual Fund Marketing Manager, J.C. Bradford & Company, 1982-1987.
			N/A	N/A

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2006
Senior Vice President, Aquila Rocky Mountain Equity Fund, and Vice President, Tax-Free Trust of Arizona, since 2004; Senior Vice President, Aquila Three Peaks High Income Fund, since 2006; Vice President, INVESCO Funds Group, 1998-2003; Vice President of the Distributor, 1993-1997.
			N/A	N/A

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999-2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, US Securities and Exchange Commission, 1972-1993.
			N/A	N/A

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Trust and	Principal	Complex	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer and Treasurer since 2006	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.	N/A	N/A

Edward M. W. Hines New York, NY (12/16/39)	Secretary since 2006
Shareholder of Butzel Long, a professional corporation, counsel to the Fund, since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.
			N/A	N/A

John M. Herndon New York, NY (12/17/39)	Assistant Secretary since 2006
Assistant Secretary of each fund in the Aquila Group of Funds since 1995 and Vice President of the three Aquila Money-Market Funds since 1990; Vice President of the Manager or its predecessor and current parent since 1990.
			N/A	N/A

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2006
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.
			N/A	N/A

(1)
The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)	The mailing address of each Trustee and officer is c/o Aquila Three Peaks High Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.
(3)	Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.
(4)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5)
Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(6)
In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the “Aquila Group of Funds.”

(7)	The Chairman Emeritus may attend Board meetings but has no voting power.

PRIVACY NOTICE (unaudited)

Aquila Three Peaks High Income Fund

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Diana P. Herrmann, Chair
John M. Burlingame
Theodore T. Mason
Glenn P. O’Flaherty
Russell K. Okata
John J. Partridge

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
Maryann Bruce, Senior Vice President
Marie E. Aro, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
PNC Global Investment Servicing
101 Sabin Street
Pawtucket, RI 02860

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, OH 43240

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2009 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) (i) The Registrant's board of trustees has determined that Mr. Glenn O'Flaherty, a member of its audit committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)          Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $12,500 in 2008 and $15,000 in 2009.

b)          Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)          Tax Fees - The Registrant was billed by the principal accountant $2,500 and $3,000 in 2008 and 2009, respectively, for return preparation and tax compliance.

d)          All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)      Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)      None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)            No applicable.

g)           There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)           Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1)  Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)  Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)      Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS HIGH INCOME FUND

By:  /s/  Diana P. Herrmann

Diana P. Herrmann
President and Trustee
March 11, 2010

By:  /s/  Joseph P. DiMaggio

Chief Financial Officer and Treasurer
March 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/  Diana P. Herrmann

Diana P. Herrmann
President and Trustee
March 11, 2010

By:  /s/  Joseph P. DiMaggio

Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 11, 2010

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.